UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(D) OF
THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): December 5, 2014

Alliance Bioenergy Plus, Inc.

(Exact Name of Registrant as Specified in its Charter)

Nevada	000-54942	45-4944960

(State or Other Jurisdiction of Incorporation)	(Commission File No.)	(I.R.S. Employer Identification No.)

400 North Congress Avenue, Suite 130, West Palm Beach, FL		77057

(Address of Principal Executive Offices)		(Zip Code)

Registrant’s telephone number, including area code: (888) 607-3555

Alliance Media Group Holdings, Inc.

_______________________________________________________________________
(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

TABLE OF CONTENTS

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Item 9.01

Financial Statements and Exhibits

SIGNATURES

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

Effective December 5, 2014, the Company amended its Articles of Incorporation to change the name of the Company to “Alliance Bioenergy Plus, Inc.”  The Company had previously filed an information statement detailing the planned name change and the same was mailed to the shareholders of record of the Company.

Item 9.01 Financial Statements and Exhibits.

 (d) Exhibits

None.

SIGNATURES

     Pursuant to the requirements of the Securities and Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Alliance Media Group Holdings, Inc.

/s/ Daniel de Liege

By:________________________

Name:  Daniel de Liege

Title:  President

Dated: December 5, 2014